Exhibit 99.3

                    INDEX TO PRO FORMA FINANCIAL INFORMATION

                                                                            Page
                                                                            ----

Unaudited Pro Forma Condensed Combined Financial Information                   2
Unaudited Pro Forma Condensed Combined Statement
  Of Operations for the year ended June 30, 2004                               3
Unaudited Pro Forma Condensed Combined Statement
  Of Operations for the six months ended December 31, 2004                     4
Notes to Unaudited Pro Forma Condensed Combined
  Financial Statements                                                         5

                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On December 30, 2004, Advanced Communications Technologies, Inc. ("ACT") completed the acquisition of 6,454,300 shares of the common stock of Pacific Magtron International Corp. (the "PMIC Shares") for the aggregate purchase price of $500,000 from Theodore S. Li and Hui Cynthia Lee (collectively, the "Stockholders") pursuant to the terms of a Stock Purchase Agreement, dated December 10, 2004, among ACT, Mr. Li and Ms. Lee (the "Stock Purchase Agreement"). The PMIC Shares represent 61.56% of the currently issued and outstanding common stock of Pacific Magtron International Corp. ("PMIC").

The historical consolidated balance sheet of ACT as of December 31, 2004 included in ACT's Quarterly Report on Form 10-Q for the quarter ended December 31, 2004 reflects the acquisition of PMIC. Therefore, the Unaudited Pro Forma Condensed Combined Balance Sheet is not presented herein. The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended June 30, 2004 and for the six months ended December 31, 2004 combine the historical ACT and PMIC's statements of operations as if the acquisition of PMIC had been completed on June 30, 2003. The Unaudited Pro Forma Condensed Combined Financial Statements should be read together with the historical consolidated financial statements of ACT's Annual Report on Form 10-K for the year ended June 30, 2004 and Quarterly Report on Form 10-Q for the quarter ended December 31, 2004, and the historical financial statements of PMIC included in Exhibit 99.2 of this Current Report on Form 8-K/A.

The pro forma adjustments reflecting the consummation of the PMIC acquisition are based on certain estimates and assumptions set forth in the notes to the Unaudited Pro Forma Condensed Combined Statements of Operations. The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended June 30, 2004 and six months ended December 31, 2004 do not purport to represent the actual results of operations of the combined businesses if the acquisition of PMIC had occurred on June 30, 2003, nor does this information purport to project ACT's operating results for any future periods.


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

                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2004

                                                  Historical Year Ended June 30,
                                                            2004
                                              ------------------------------------
                                                 Advanced
                                              Communications      Pacific Magtron
                                               Technologies,       International        Pro Forma              Pro Forma
                                                   Inc.               Corp.            Adjustments              Combined
                                               (Unaudited)         (Unaudited)         (Unaudited)             (Unaudited)
Sales                                         $       605,468     $    78,299,400     $                    $      78,904,868
Cost of Sales                                         400,265          74,076,000                                 74,476,265
                                              ----------------    ----------------    ---------------      -----------------
Gross Profit                                          205,203           4,223,400                                  4,428,603
                                              ----------------    ----------------    ---------------      -----------------

Operating Expenses:
        Depreciation and amortization                 229,103             237,900           (11,088)(A)              455,915
        Professional and consulting fees              292,633             370,200                                    662,833
        Other selling, general and
        administrative
            expenses                                  266,525           5,101,700                                  5,368,225
                                              ----------------    ----------------    ---------------      -----------------
          Total operating expenses                    788,261           5,709,800           (11,088)               6,486,973
                                              ----------------    ----------------    ---------------      -----------------

Other Income (Expenses):
        Forgiveness of debt                           780,938                                                        780,938
        Distributable share of partnership
        income                                        439,999                                                        439,999
        Interest (expense), net                     (162,059)           (174,300)            (8,246)(B)            (344,605)
        Other expenses, net                                              (21,600)                                   (21,600)
                                              ----------------    ----------------    ---------------      -----------------
        Total other income (expenses)               1,058,878           (195,900)            (8,246)                 854,732
                                              ----------------    ----------------    ---------------      -----------------

Income (loss) before minority interest                475,820         (1,682,300)              2,842             (1,203,638)
Minority Interest in loss of Pacific
Magtron
        International Corp.                                                                  645,584(C)              645,584
                                              ----------------    ----------------    ---------------      -----------------
Income (loss) from continuing operations      $       475,820     $   (1,682,300)     $      648,426       $       (558,054)
                                              ================    ================    ===============      =================
Basic and diluted loss per share-
Loss from continuing operations                                                                                      (0.001)
Shares used in calculation                                                                                     1,084,885,437

See accompanying notes to unaudited pro forma condensed combined financial statements.

                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2004

                                              Historical Six Months Ended December
                                                            31, 2004
                                              ------------------------------------
                                                 Advanced
                                              Communications      Pacific Magtron
                                               Technologies,       International        Pro Forma               Pro Forma
                                                    Inc.               Corp.            Adjustments              Combined
                                               (Unaudited)          (Unaudited)         (Unaudited)            (Unaudited)
Sales                                    $        3,535,103     $      32,403,700     $                      $        35,938,803
Cost of Sales                                     2,262,975            30,689,500                                     32,952,475
                                         -------------------    ------------------    ------------------     -------------------
Gross Profit                                      1,272,128             1,714,200                                      2,986,328
                                         -------------------    ------------------    ------------------     -------------------

Operating Expenses:
      Depreciation and
         amortization                               147,052               113,300               (5,544)(A)               254,808
      Professional and
         consulting fees                            321,426               165,800                                        487,226
      Write-off of other
         receivables                                                      487,200                                        487,200
      Other selling, general and
         administrative expenses                  1,372,681             1,977,700                                      3,350,381
                                         -------------------    ------------------    ------------------     -------------------
         Total operating expenses                 1,841,159             2,744,000               (5,544)                4,579,615
                                         -------------------    ------------------    ------------------     -------------------

Other Income (Expenses):
      Forgiveness of debt                         2,847,511                                                            2,847,511
      Distributable share of
         partnership income                         385,233                                                              385,233
      Interest (expense), net                      (64,477)              (83,400)               (4,123)(B)             (152,000)
      Restructuring of preferred
         stock                                                            758,600                                        758,600
      Other expenses, net                                                (33,300)                                       (33,300)
      Total other income
                                         -------------------    ------------------    ------------------     -------------------
         (expenses)                               3,168,267               641,900               (4,123)                3,806,044
                                         -------------------    ------------------    ------------------     -------------------
Income (loss) before
      minority interest                           2,599,236             (387,900)                 1,421                2,212,757
Minority Interest in loss of
      Pacific Magtron
      International Corp.                                                                       148,563(C)               148,563
                                         -------------------    ------------------    ------------------     -------------------
Income (loss) from continuing
      operations                         $        2,599,236     $       (387,900)     $         149,984      $         2,361,320
                                         ===================    ==================    ==================     ===================
Basic and diluted loss per share -
Income from continuing operations                                                                                         0.0012
Shares used in calculation                                                                                         2,002,717,221

See accompanying notes to unaudited pro forma condensed combined financial statements.

                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

                                    NOTES TO
          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1. Basis of Pro Forma Presentation

On December 30, 2004, Advanced Communications Technologies, Inc. ("ACT") completed the acquisition of 6,454,300 shares of the common stock of Pacific Magtron International Corp. (the "PMIC Shares") for the aggregate purchase price of $500,000 from Theodore S. Li and Hui Cynthia Lee (collectively, the "Stockholders") pursuant to the terms of a Stock Purchase Agreement, dated December 10, 2004, among ACT, Mr. Li and Ms. Lee (the "Stock Purchase Agreement"). The PMIC Shares represent 61.56% of the currently issued and outstanding common stock of Pacific Magtron International Corp. ("PMIC").

The historical consolidated balance sheet of ACT as of December 31, 2004 included in ACT's Quarterly Report on Form 10-Q for the quarter ended December 31, 2004 reflects the acquisition of PMIC. Therefore, the Unaudited Pro Forma Condensed Combined Balance Sheet is not presented herein. The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended June 30, 2004 and for the six months ended December 31, 2004 combine the historical ACT and PMIC's statements of operations as if the acquisition of PMIC had been completed on June 30, 2003. The historical statements of operations information of ACT for the year ended June 30, 2004 and for the six months ended December 31, 2004 were derived from ACT's reports on Form 10-K for the year ended June 30, 2004 and on Form 10-Q for the six months ended December 31, 2004, respectively. The historical statement of operations information of PMIC for the 12 months ended June 30, 2004 were derived from PMIC's reports on Form 10-K for the year ended December 31, 2003 and the Form 10-Qs for the six months ended June 30, 2004 and 2003. The historical statement of operations information of PMIC for the six months ended December 31, 2004 were derived from PMIC's reports on Form 10-K for the year ended December 31, 2004 and on Form 10-Q for the six months ended June 30, 2004. The Unaudited Pro Forma Condensed Combined Financial Statements should be read together with the historical consolidated financial statements of ACT's Annual Report on Form 10-K for the year ended June 30, 2004 and Quarterly Report on Form 10-Q for the quarter ended December 31, 2004 and the historical financial statements of PMIC included in Exhibit 99.2 of this Current Report on Form 8-K/A.

The pro forma adjustments reflecting the consummation of the PMIC acquisition are based on certain estimates and assumptions set forth in the notes to the Unaudited Pro Forma Condensed Combined Statements of Operations. The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended June 30, 2004 and six months ended December 31, 2004 do not purport to represent the actual results of operations of the combined businesses if the acquisition of PMIC had occurred on June 30, 2003 nor does this information purport to project our operating results for any future periods.

ACT allocated the purchase price of $500,000 and $88,834 of legal and other costs directly associated with the acquisition to the fair values of the assets acquired and liabilities assumed. The fair value of certain real estate exceeded the amount recorded in PMIC's historical financial statements and was determined by management with the assistance of independent appraisal. The fair value of the real estate is depreciated over 39 years using the straight-line method. The fair value of a note payable was estimated based on the present value of the future payments discounted by the market interest rate for similar loans at the Closing Date. The fair value of the note payable exceeded the amount recorded in PMIC's historical financial statements and the excess is being amortized over the remaining term of the note through April 2017 using the effective interest method.

Certain reclassifications have been made to conform PMIC's historical financial statement amounts to ACT's financial statement presentation. The following pro forma adjustments have been made to the Unaudited Condensed Combined Pro Forma Financial Statements:

      (A) To record adjustments to depreciation expense relating to the recording of the fair value of certain real property of PMIC, assuming the acquisition of PMIC occurred on June 30, 2003.

      (B) To amortize the increase in the carrying amount of a note payable to fair value, assuming the acquisition of PMIC occurred on June 30, 2003.

      (C)   To record minority interest in loss of PMIC.